Supplement, dated September 24, 1999, to the
            Statement of Additional Information, dated June 1, 1999,
             of Seligman Florida Municipal Series (the "Series")
                 of Seligman Municipal Series Trust (the "Fund")

     The following supersedes the information appearing in the fifth paragraph of page 3 of the Series' Statement of Additional Information.

     On September 16, 1999, the Fund's Trustees eliminated the non-fundamental policy which prohibited each Series of the Fund, with respect to 75% of the value of its assets, from purchasing any revenue bonds if, as a result of such purchase, more than 5% of the Series' assets would be invested in the revenue bonds of a single issuer. However, each Series remains subject to a fundamental policy which prohibits each Series, with respect to 50% of the value of its total assets, from purchasing the securities of any one issuer if, as a result of such purchase, more than 5% of the Series' total assets (at market value) would be invested in the securities of a single issuer (except that this limitation does not apply to obligations issued or guaranteed by the US Government or its agencies or instrumentalities).